UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2006

(Exact name of registrant as specified in its charter)

Delaware	000-15817	11-2849283
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Whitehall Street
New York, NY    10004
(Address of principal executive offices including zip code)

(212) 376-0300
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01    Other Events.

The Topps Company Inc., today announced that the Company will participate in the CL King Best Ideas Conference on Tuesday, September 19, 2006, at 9:30 A.M. Eastern Time. The said Press Release is attached to this report as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.
99.1	Press Release dated September 13, 2006

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2006	The Topps Company, Inc. Registrant

/s/ Catherine K. Jessup Catherine K. Jessup Vice President-CFO and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated September 13, 2006 Also provided in PDF format as a courtesy.